SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2012
Blonder Tongue Laboratories, Inc. (Exact Name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	1-14120 (Commission File Number)	52-1611421 (I.R.S. Employer Identification No.)
One Jake Brown Road, Old Bridge, New Jersey 08857 (Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (732) 679-4000
Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets

As previously disclosed in the Current Report on Form 8-K of Blonder Tongue Laboratories, Inc., a Delaware corporation (the “Company”), filed with the Securities and Exchange Commission on February 7, 2012, the Company’s wholly-owned subsidiary, R. L. Drake Holdings, LLC, a Delaware limited liability company, acquired substantially all of the assets (subject to certain specific assumed liabilities) of R. L. Drake, LLC, a Delaware limited liability company (the “Seller”), pursuant to that certain Asset Purchase Agreement dated as of February 1, 2012 (the “Asset Purchase Agreement”) by and among R. L. Drake Holdings, LLC, R. L. Drake, LLC, R. L. Drake Acquisition Corporation and WBMK Holding Company, as amended by that certain First Amendment to Asset Purchase Agreement dated February 3, 2012 (the “First Amendment”).  This Form 8-K/A is being filed in order to file certain historical financial statements of the Seller and to furnish certain pro-forma financial information as required by Item 9.01 of Form 8-K.

The Asset Purchase Agreement and the First Amendment are attached hereto as Exhibits 2.1 and 2.2, respectively, and are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

The Audited Balance Sheets of the Seller as of December 31, 2011 and 2010 and the related Audited Statements of Operations, Changes in Members’ Equity and Cash Flows for the years then ended, and the notes thereto, are attached as Exhibit 99.1 to this Form 8-K/A and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The following unaudited pro forma financial information of the Company is attached as Exhibit 99.2 of this Form 8-K/A and is incorporated herein by reference:

(i) Unaudited Pro Forma Combined Balance Sheet of the Company (on a consolidated basis) and the Seller as of December 31, 2011;

(ii) Unaudited Pro Forma Combined Statement of Operations of the Company (on a consolidated basis) and the Seller for the year ended December 31, 2011.

(c)	Not applicable

(d)	The following exhibits are filed herewith:

Exhibit No.	Description

Exhibit 2.1	Asset Purchase Agreement dated as of February 1, 2012 by and among R. L. Drake Holdings, LLC, R. L. Drake, LLC, R. L. Drake Acquisition Corporation and WBMK Holding Company*

Exhibit 2.2	First Amendment to Asset Purchase Agreement dated as of February 3, 2012 by and among R. L. Drake Holdings, LLC, R. L. Drake, LLC, R. L. Drake Acquisition Corporation and WBMK Holding Company

Exhibit 99.1
Audited Balance Sheets of the Seller as of December 31, 2011 and 2010 and the related Audited Statements of Operations, Changes in Members’ Equity and Cash Flows for the years then ended, and the notes thereto

Exhibit 99.2
Unaudited Pro Forma Combined Balance Sheet of the Company (on a consolidated basis) and the Seller  as of December 31, 2011 and Unaudited Pro Forma Combined Statement of Operations of the Company (on a consolidated basis) and the Seller for the year ended December 31, 2011

______________________
*Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Company agrees to furnish a supplemental copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLONDER TONGUE LABORATORIES, INC.

By:   /s/ Eric Skolnik
Eric Skolnik
Senior Vice President and Chief Financial Officer

Date: April 16, 2012

EXHIBIT INDEX

Exhibit No.                                                      Description

Exhibit 2.1	Asset Purchase Agreement dated as of February 1, 2012 by and among R. L. Drake Holdings, LLC, R. L. Drake, LLC, R. L. Drake Acquisition Corporation and WBMK Holding Company*

Exhibit 2.2	First Amendment to Asset Purchase Agreement dated as of February 3, 2012 by and among R. L. Drake Holdings, LLC, R. L. Drake, LLC, R. L. Drake Acquisition Corporation and WBMK Holding Company

Exhibit 99.1
Audited Balance Sheets of the Seller as of December 31, 2011 and 2010 and the related Audited Statements of Operations, Changes in Members’ Equity and Cash Flows for the years then ended, and the notes thereto

Exhibit 99.2
Unaudited Pro Forma Combined Balance Sheet of the Company (on a consolidated basis) and the Seller  as of December 31, 2011 and Unaudited Pro Forma Combined Statement of Operations of the Company (on a consolidated basis) and the Seller for the year ended December 31, 2011

______________________
*Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Company agrees to furnish a supplemental copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.